Semiannual Report

Corporate
Income
Fund

November 30, 1999

T. ROWE PRICE


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Corporate Income Fund

o Strong economic growth and rising interest rates during the past six months led to weak returns for bonds and your fund.

o Fund returns for the six-month period slightly trailed the benchmarks, but 12-month results compared favorably.

o    The bulk of portfolio holdings did well in a difficult environment.

o We made minor shifts into some commodity industries and increased the fund's liquidity.

o Corporate bonds look attractive compared with other fixed income sectors, and our careful selection of individual securities should serve investors well in 2000.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

The U.S. economy continued on its path of high employment, strong growth, and low inflation. As world economic growth improved and the pool of available workers in the U.S. continued to shrink, the Federal Reserve raised the federal funds target rate three times during the past six months in a preemptive strike against higher inflation. In a generally negative environment characterized by rising interest rates, corporate bonds and your fund posted weak results.


MARKET ENVIRONMENT

     The period ended November 30 was volatile for corporate fixed income markets as the U.S. economy continued to expand at an above-average rate. High-yield and split-rated corporate bonds (those rated BBB and BB by different rating agencies) outperformed higher-quality corporate securities from April through July, as investors encountered a heavy supply of new issues for the latter group early in the second quarter. Early concerns about possible Year 2000 computer problems, as well as a history of seasonally weak corporate bond performance in the fourth quarter, led to an increase in new issuance early in the year. Conditions for high-yield bonds began to deteriorate late in the third quarter. However, your fund's high-yield holdings contributed positively to six-month performance, reflecting our strategy of investing in higher-quality bonds within this sector of the market.

Interest Rate Levels

                     10-Year              BBB-Rated
                     Treasury Note        Corporate Bonds

11/30/98             4.83                 7.17
                     4.70                 7.18
                     4.67                 7.11
2/99                 5.18                 7.33
                     5.24                 7.28
                     5.26                 7.27
5/99                 5.56                 7.40
                     5.87                 7.48
                     5.86                 7.55
8/99                 5.97                 7.63
                     5.92                 7.59
                     6.16                 7.61
11/99                6.10                 7.65

     The environment for investment-grade bonds -particularly for higher-rated and more liquid issues-took a turn for the better in early September and, as a result, they outperformed lower-quality, less liquid securities during the past three months. However, the current sizable yield advantage offered by lower-quality bonds is once again attracting investors.


PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 11/30/99                                 6 Months    12 Months
--------------------------------------------------------------------------------

Corporate Income Fund                                    -0.55%       -0.02%

Lehman Baa Corporate
Bond Index                                                 0.25        -0.20

Lipper Corporate Debt
BBB Funds Average                                         -0.22        -1.16


     We focus on higher-yield areas of the corporate bond market to achieve attractive income and long-term returns, a strategy that makes the fund vulnerable to volatility during periods of severe market disruption. As a result, your fund posted results for the six months ended November 30, 1999, that were slightly behind the Lehman Baa Corporate Bond Index and the Lipper peer group average. However, fund performance for the 12-month period outpaced both benchmarks. Six-month results reflected a decline in the share price from $9.54 at the end of May to $9.15 at the end of November, a loss that was partly offset by dividend income of $0.34 per share. For the 12-month period, the $0.69 fall in share price was nearly offset by dividend income of $0.67 per share, resulting in a slightly negative total return for the year.

     The fund's relative six-month return can be attributed to several factors, including an overweighting in less liquid bonds that lagged larger corporate issues and weak performance from our convertible bond holdings. Early in the period we sold some of our more liquid holdings and invested the proceeds in higher-yielding securities. We also initiated positions in convertible preferred securities as their prices fell. Convertibles have yields comparable to high-yield bonds but offer additional potential for appreciation if the prices of the underlying equities rise. However, as those prices continued to decline, our convertible holdings (less than 2% of net assets) hurt results. We believe that the yields on these securities are quite attractive and offer protection against further price declines-as well as good long-term appreciation potential.

     We also initiated a small position in several high-yielding stocks in the electric utility and tobacco sectors. In the case of our tobacco shares (0.14% of net assets), we believe that current dividend yields and the potential for future dividend increases make the stocks more alluring than the bonds of these companies. Our investments in Potomac Electric and Scottish Power in the electric utility sector (0.3% of assets) reflect our belief that the equity market has not fully recognized the franchise value of these companies.

Quality Diversification
--------------------------------------------------------------------------------

A-Rated and above          BBB-rated        BB-Rated          B-Rated

32                         40               20                8

     In September, we purchased the bonds of Rite Aid (0.55% of assets), whose downward earnings revisions and management shakeup disappointed investors and resulted in a rating downgrade to below investment grade. While this investment had a negative effect on performance during the past six months, we are continuing to hold the securities in the belief that they can recover some lost ground. The same is true of one of our high-yield investments, Safelite Glass, which declined significantly after two major rating agencies lowered their outlook for the company. Again, we are continuing to maintain our position in these securities until the company's strategy for recovery becomes clearer.

     Other holdings that came under pressure included Waste Management (1% of assets), Raytheon (2%), Fairfax Financial Holdings (1%), Energy Corporation of America (0.1%), and Holmes Product Corporation (0.3%), all of which experienced earnings shortfalls. We view these as solid companies with temporary problems that offer good prospects over the long term. They contribute significantly to the fund's income, which benefits shareholders over time.

     Aside from a few weak holdings, the bulk of the portfolio performed quite well relative to the benchmarks, leading to respectable performance in a difficult environment during both periods.

     Given our outlook for continued U.S. economic expansion, we maintained a neutral duration relative to the fund's benchmarks over the past six months. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of six years would fall or rise about 6% in price in response to a one-percentage-point rise or fall in interest rates.) Also, anticipating further upward pressure on U.S. interest rates, we made minor shifts out of financial services and into some commodity-based industries such as paper and oil services. In September we raised our reserves, and our intention is to maintain liquidity into the beginning of 2000.

     As always, our overall strategy focuses on fundamental credit analysis of the companies and sectors in which we invest, which enables us to buy higher-yielding bonds with stable-to-improving credit outlooks.


OUTLOOK

     U.S. consumer demand continues unabated, there are some signs of inflationary pressure, stocks are highly valued by most historical measures, and fixed income investors are watching the Fed for clues about further rate hikes. We expect the Fed to remain vigilant in its fight to head off inflation before it becomes a problem, but real interest rates are already high-providing attractive income for investors-and the Fed appears to be ahead of the inflation curve so far.

     Overall, we foresee a lessening of bond market volatility and an improvement in liquidity compared with 1999. We believe corporate bonds offer an extremely attractive opportunity for fixed income investors searching for good long-term total return. Our careful selection of individual securities based on strong credit fundamentals should serve shareholders well over time. Thank you for investing with T. Rowe Price.

     Respectfully submitted,

     Robert M. Rubino
     Chairman of the Investment Advisory Committee

     December 17, 1999


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

     KEY STATISTICS

                                                        5/31/99     11/30/99
     ---------------------------------------------------------------------------

     Price Per Share                                 $     9.54   $     9.15

     Dividends Per Share

         For 6 months                                      0.33         0.34

         For 12 months                                     0.70         0.67

     Dividend Yield *

         For 6 months                                      6.97%        7.35%

         For 12 months                                     7.36         7.28

     30-Day Standardized Yield                             7.40         8.13

     Weighted Average Maturity (years)                     14.4        13.2

     Weighted Average Effective
     Duration (years)                                       6.2         5.8

     Weighted Average Quality **                           BBB+        BBB+

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Portfolio Highlights

SECTOR DIVERSIFICATION

                                                     Percent of   Percent of
                                                     Net Assets   Net Assets
                                                        5/31/99     11/30/99
     ---------------------------------------------------------------------------

     Banking                                                 14%          11%

     Energy and Petroleum                                     8            9

     Media and Communications                                 6            6

     Paper and Paper Products                                 2            5

     Cable Operators                                          2            4

     Savings and Loan                                         8            4

     Food and Tobacco                                         1            4

     Long Distance                                           --            4

     Building and Real Estate                                 2            4

     Money Market                                             3            4

     Automobiles and Related                                  2            3

     Wireline Communications                                 --            3

     Electric Utilities                                       5            3

     Asset-Backed                                             2            3

     Aerospace and Defense                                    3            3

     Service                                                  1            2

     U.S. Treasury Obligations                                3            2

     Railroads                                               --            2

     Health Care Services                                     2            2

     Drugs                                                    2            2

     Conglomerates                                           --            2

     Insurance                                                6            2

     All Other                                               27           14

     Other Assets Less Liabilities                            1            2
     ---------------------------------------------------------------------------

     Total                                                  100%         100%


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------

Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     CORPORATE INCOME FUND
     --------------------------------------------------------------------------
     As of 11/30/99

                       Lipper
                       Corporate               Lehman Baa            Corporate
                       Debt BBB                Corporate             Income
                       Funds Average           Bond Index            Fund

     10/31/95          10,000                  10,000                10,000
     11/95             10,170                  10,150                10,163
     11/96             10,903                  10,766                10,941
     11/97             11,789                  11,579                12,062
     11/98             12,570                  12,674                12,369
     11/99             12,428                  12,668                12,367


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                        Since      Inception
     Periods Ended 11/30/99     1 Year   3 Years    Inception           Date
     ---------------------------------------------------------------------------

     Corporate Income Fund      -0.02%     4.17%        5.34%       10/31/95

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                         6 Months       Year                         10/31/95
                            Ended      Ended                          Through
                         11/30/99    5/31/99    5/31/98    5/31/97    5/31/96

NET ASSET VALUE
Beginning of period      $   9.54   $  10.39   $   9.81   $   9.58   $  10.00

Investment activities
  Net investment income      0.34*      0.70*      0.75*      0.73*      0.44*

  Net realized and
  unrealized gain (loss)    (0.39)     (0.83)      0.59       0.23      (0.42)

  Total from
  investment activities     (0.05)     (0.13)      1.34       0.96       0.02

Distributions
  Net investment income     (0.34)     (0.70)     (0.76)     (0.73)     (0.44)

  Net realized gain          --        (0.02)      --         --         --

  Total distributions       (0.34)     (0.72)     (0.76)     (0.73)     (0.44)

NET ASSET VALUE
  End of period          $   9.15   $   9.54   $  10.39   $   9.81   $   9.58
                         ----------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)      (0.55%)*   (1.21%)*   13.96%*    10.35%*     0.09%*

Ratio of total expenses
to average net assets       0.80%*!    0.80%*     0.80%*     0.80%*     0.80%*!

Ratio of net investment
income to average
net assets                  7.23%*!    7.12%*     7.33%*     7.55%*     7.56%*!

Portfolio turnover rate     78.2%!    140.8%     146.0%     119.5%      70.5%!

Net assets, end of period
(in thousands)           $ 52,373   $ 50,822   $ 42,829   $ 20,732   $ 12,461

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/01.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited                                                  November 30, 1999

Statement of Net Assets                              Par/Shares        Value
--------------------------------------------------------------------------------
In thousands

CORPORATE BONDS AND NOTES  88.5%

Aerospace and Defense  2.6%

Newport News Shipbuilding,
  Sr. Notes, 8.625%, 12/1/06                         $      400   $      401

Raytheon, 5.70%, 11/1/03                                  1,000          937

                                                                       1,338

Airlines  1.8%

Atlas Air, ETC, 8.77%, 1/2/11                             1,000          959

                                                                         959

Automobiles and Related  3.4%

Federal-Mogul, 7.875%, 7/1/10                             1,000          901

Ford Motor Credit, Sr. Notes,
  5.80%, 1/12/09                                          1,000          901

                                                                       1,802

Banking  10.6%

Banco Generale, Sr. Sub. Notes,
  (144a), 7.70%, 8/1/02                                   1,500        1,459

Banco Santiago, Sub. Notes,
  7.00%, 7/18/07                                          1,475        1,316

Bank United, MTN, 8.00%, 3/15/09                            750          685

Imperial Bank, Sub. Notes, 8.50%, 4/1/09                    725          682

MBNA America, Sub. Notes, 6.65%, 7/17/06                    500          483

Natexis, (144a), 8.44%, 12/29/49                          1,000          938

                                                                       5,563

Beverages  1.3%

Panamerican Beverages, Sr. Notes,
  7.25%, 7/1/09                                             800          685

                                                                         685

Broadcasting  0.5%

Chancellor Media
  Sr. Notes, 8.00%, 11/1/08                                 125          125

  Sr. Sub. Notes, 8.125%, 12/15/07                          125          125

                                                                         250

Building and Real Estate  2.2%

Regency Centers, 7.40%, 4/1/04                              500          480

Rouse, 8.00%, 4/30/09                                       700          657

                                                                       1,137

Cable Operators  4.0%

Comcast Cable Communications,
  6.20%, 11/15/08                                         1,000          921

CSC Holdings, Sr. Notes,
  7.875%, 12/15/07                                          500          493

Lenfest Communications, Sr. Sub. Notes,
  10.50%, 6/15/06                                           250          281

Northland Cable Television,
  Sr. Sub. Notes, 10.25%, 11/15/07                          250          250

Rogers Cablesystems, Sr. Sub. Deb.,
  11.00%, 12/1/15                                           150          169

                                                                       2,114

Conglomerates  1.7%

Hutchison Whampoa Finance,
  144a), 7.45%, 8/1/17                               $    1,000   $      896

                                                                         896

Container  0.8%

Ball, Sr. Notes, 7.75%, 8/1/06                              300          292

Consolidated Container, Sr. Notes, (144a)
  10.125%, 7/15/09                                          150          153

                                                                         445

Drugs  1.7%

Merck, 6.40%, 3/1/28                                      1,000          899

                                                                         899

Electric Utilities  3.1%

Alabama Power, Sr. Notes,
  5.35%, 11/15/03                                         1,000          941

Niagara Mohawk, Sr. Notes,
  7.75%, 10/1/08                                            250          253

South Carolina Electric & Gas,
  1st Mtg. Bonds,
  6.125%, 3/1/09                                            490          456

                                                                       1,650

Energy  2.0%

Amerigas Partners, Sr. Notes,
  10.125%, 4/15/07                                          200          204

Energy Corporation of America,
  Sr. Sub. Notes, 9.50%, 5/15/07                            100           58

Offshore Logistics, Sr. Notes,
  7.875%, 1/15/08                                           100           92

Pride Petroleum Services,
  Sr. Notes, 9.375%, 5/1/07                                 200          199

R B Falcon, Sr. Notes,
  9.50%, 12/15/08                                           500          493

                                                                       1,046

Entertainment and Leisure  0.2%

Premier Parks, Sr. Notes,
  9.75%, 6/15/07                                            100           99

                                                                          99

Food/Tobacco  3.8%

Aurora Foods, Sr. Sub. Notes,
  9.875%, 2/15/07                                           100          102

Doane Pet Care, Sr. Sub. Notes,
  9.75%, 5/15/07                                            250          240

Keebler, Sr. Sub. Notes,
  10.75%, 7/1/06                                            250          269

Smithfield Foods, Sr. Sub. Notes,
  7.625%, 2/15/08                                           300          271

UST, Sr. Notes, 7.25%, 6/1/09                             1,200        1,120

                                                                       2,002

Foreign Government  0.5%

Federated Republic of Brazil,
  11.625%, 4/15/04                                          250          239

                                                                         239

Gaming  1.4%

Harrahs Operating, Gtd. Sr. Sub. Notes,
  7.875%, 12/15/05                                   $      250   $      243

Mohegan Tribal Gaming Authority,
  Sr. Notes, 8.125%, 1/1/06                                 250          244

Park Place Entertainment, Sr. Sub. Notes,
  7.875%, 12/15/05                                          250          239

                                                                         726

Health Care Services  1.8%

Beckman Instruments, Sr. Notes,
  (144a), 7.45%, 3/4/08                                     860          775

Tenet Healthcare, Sr. Notes,
  8.00%, 1/15/05                                            200          193

                                                                         968

Insurance  1.7%

Fairfax Financial, 8.25%, 10/1/15                           500          440

Frank Russell, (144a), 5.625%, 1/15/09                      500          446

                                                                         886

Internet Service Providers  0.6%

PSINet, Sr. Notes, (144a),
  10.00%, 2/15/05                                           300          296

                                                                         296

Investment Dealers  0.9%

Paine Webber, 6.45%, 12/1/03                                500          484

                                                                         484

Lodging  0.4%

Courtyard by Marriott II, Sr. Notes,
  10.75%, 2/1/08                                             50           48

Red Roof Inns, Sr. Notes,
  9.625%, 12/15/03                                          150          154

                                                                         202

Media and Communications  5.8%

News America, (144a), 6.75%, 1/9/38                       2,000        1,833

Seagrams, Sr. Notes, 6.80%, 12/15/08                      1,300        1,231

                                                                       3,064

Metals and Mining  0.6%

P&L Coal, Sr. Notes, 8.875%, 5/15/08                        300          297

                                                                         297

Miscellaneous Consumer Products  0.8%

Herff Jones, Sr. Sub. Notes,
  11.00%, 8/15/05                                           250          267

Holmes Products, Gtd. Notes,
  9.875%, 11/15/07                                          175          140

                                                                         407

Paper and Paper Products  5.1%

Bowater, 9.375%, 12/15/21                                   500          562

Celulosa Arauco Y Constitucion, (144a),
  7.50%, 9/15/17                                            725          626

International Paper,
  7.625%, 8/1/04                                          1,000        1,009

Packaging Corporation of America,
  Sr. Sub. Notes
  9.625%, 4/1/09                                     $      250   $      258

Repap New Brunswick
  Sr. Secured Notes, 11.50%, 6/1/04                         200          207

  Sr. Secured 1st Priority Notes,
  9.00%, 6/1/04                                              25           25

                                                                       2,687

Petroleum  7.1%

Conoco, 6.95%, 4/15/29                                      500          462

PDVSA Finance, 7.50%, 11/15/28                            1,200          842

YPF Sociedad Anonima,
  10.00%, 11/2/28                                         2,200        2,400

                                                                       3,704

Printing and Publishing  0.5%

Hollinger International Publishing,
  Gtd. Notes, 9.25%, 3/15/07                                250          245

                                                                         245

Railroads  1.9%

Union Pacific, 7.25%, 11/1/08                             1,000          977

                                                                         977

Restaurants  0.1%

Mrs. Fields, Gtd. Sr. Sub. Notes,
  10.125%, 12/1/04                                           50           41

                                                                          41

Retail  0.6%

Rite Aid, 7.70%, 2/15/27                                    500          290

Safelite Glass, Sr. Sub. Notes,
  9.875%, 12/15/06                                          100            5

                                                                         295

Savings and Loan  3.9%

Bank United, 10.25%, 12/31/26                             1,000          910

First Federal Financial,
  11.75%, 10/1/04                                           125          130

Golden State Holdings, Sr. Notes,
  7.125%, 8/1/05                                          1,100        1,004

                                                                       2,044

Service  2.5%

Coinmach, Sr. Sub. Notes,
  11.75%, 11/15/05                                          250          259

Host Marriott Travel, Sr. Notes,
  9.50%, 5/15/05                                            150          156

Intertek Finance, Sr. Sub. Notes,
  10.25%, 11/1/06                                            75           71

Mastec, Sr. Sub. Notes,
  7.75%, 2/1/08                                             250          235

Waste Management, STEP,
  7.70%, 10/1/02                                            600          566

                                                                       1,287

Specialty Chemicals  1.2%

American Pacific, Sr. Notes,
  9.25%, 3/1/05                                      $      250   $      251

ISP Holdings, Sr. Notes,
  9.75%, 2/15/02                                            200          202

Octel, Sr. Notes, 10.00%, 5/1/06                            200          199

                                                                         652

Textiles and Apparel  0.7%

Westpoint Stevens, Sr. Notes,
  7.875%, 6/15/08                                           400          374

                                                                         374

Transportation (excluding Rail Road)  1.5%

Allied Holdings, Gtd. Sr. Sub. Notes,
  8.625%, 10/1/07                                           125          109

Stena, Sr. Notes, 10.50%, 12/15/05                          200          186

TravelCenters of America,
  Sr. Sub. Notes, 10.25%, 4/1/07                            250          245

Westinghouse Air Brake, Sr. Notes,
  9.375%, 6/15/05                                           250          248

                                                                         788

Wireless Communications  1.4%

Nextel Communications, Sr. Disc. Notes, STEP
  0%, 2/15/08                                               250          180

Rogers Cantel
  Sr. Deb., 9.75%, 6/1/16                                   125          141

  Sr. Secured Deb., 9.375%, 6/1/08                          125          133

Voicestream Wire, Sr. Notes, (144a),
  10.375%, 11/15/09                                         250          261

                                                                         715

Wireline Communications  7.8%

Bellsouth Telecommunications,
  6.375%, 6/1/28                                            500          431

Intermedia Communications,
  Sr. Notes, 9.50%, 3/1/09                                  250          238

Metronet Communications,
  Sr. Disc. Notes, STEP
  0%, 6/15/08                                               400          314

Nextlink Communications,
  Sr. Disc. Notes, STEP
  0%, 6/1/09                                                350          210

Qwest Communications International,
  Sr. Notes, 7.25%, 11/1/08                                 500          489

Sprint Capital, Sr. Notes,
  6.875%, 11/15/28                                        1,000          908

Williams Communications Group,
  Sr. Notes, 10.875%, 10/1/09                               500          521

WorldCom, Sr. Notes,
  6.25%, 8/15/03                                          1,000          980

                                                                       4,091

Total Corporate Bonds and Notes (Cost $48,500)                        46,354


ASSET-BACKED SECURITIES  1.6%

MBNA America, (144a), 6.75%, 3/15/08                 $      900   $      836

Total Asset-Backed Securities (Cost $498)                                836


U.S. GOVERNMENT OBLIGATIONS  2.0%

U.S. Treasury Obligations  2.0%

U.S. Treasury Bonds, 5.25%, 2/15/29                         675          573

U.S. Treasury Inflation-Indexed Notes,
  3.375%, 1/15/07                                           530          504

Total U.S. Government Obligations (Cost $1,085)                        1,077


EQUITY AND CONVERTIBLE SECURITIES  1.9%

Building and Real Estate  1.4%

Crescent Real Estate Equities,
  REIT, Cv. Pfd., (Series A), 6.75%                           9          125

Equity Residential Properties Trust,
  REIT, Cv. Pfd., 7.25%                                       9          175

Kimco Realty, REIT, Cv. Pfd.                                  6          121

Reckson Associates Realty, Cv. Pfd.,
  (Series A), 7.625%                                         16          323

                                                                         744

Electric Utilities  0.3%

Potomac Electric Power, Common                                4          103

Scottish Power ADR, Common                                    2           57

                                                                         160

Miscellaneous Consumer Products  0.2%

Philip Morris, Common                                         2           39

UST, Common                                                   1           37

                                                                          76

Total Equity and Convertible Securities (Cost  $1,099)                   980


CONVERTIBLE BONDS  0.6%

Hospital Supplies/Hospital Management  0.2%

Omnicare, Sub. Notes, 5.00%, 12/1/07                        150          104

                                                                         104

Services  0.2%

Waste Management, 4.00%, 2/1/02                             125          105

                                                                         105

Retail  0.2%

Rite Aid, 5.25%, 9/15/02                             $      175   $       88

                                                                          88

Total Convertible Bonds (Cost $332)                                      297


MONEY MARKET FUNDS  5%

Reserve Investment Fund, 5.65% #                          1,842        1,842

Total Money Market Funds (Cost $1,842)                                 1,842


Total Investments in Securities

98.1% of Net Assets (Cost  $53,356)                               $   51,386


Futures Contracts

                                             Contract   Unrealized
                                Expiration   Value      Gain Loss)

Short, 5 March 2000 10-Year
U.S. Treasury contracts,
$1,000,000 par of Merck
bonds pledged as initial
margin                          3/00         $   (487)  $         1

Net payments (receipts)
of variation margin to date                                      (2)

Variation margin receivable
(payable) on open futures contracts                                       (1)

Other Assets Less Liabilities                                            988

NET ASSETS                                                        $   52,373
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $       59

Accumulated net realized gain/loss
- net of distributions                                                (3,174)

Net unrealized gain (loss)                                            (1,969)

Paid-in-capital applicable to 5,721,831
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                          57,457

NET ASSETS                                                        $   52,373
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $     9.15
                                                                  ----------

   #  Seven-day yield
 ADR  American Depository Receipt
 ETC  Equipment Trust Certificate
 MTN  Medium Term Note
REIT  Real Estate Investment Trust
STEP Stepped coupon note for which the interest rate will adjust on specified future date(s).
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 16.27% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                    11/30/99

     Investment Income

     Interest and dividend income                                 $    2,019

     Expenses
       Investment management                                              58
       Shareholder servicing                                              58
       Custody and accounting                                             49
       Prospectus and shareholder reports                                 12
       Registration                                                       10
       Legal and audit                                                     9
       Directors                                                           3
       Miscellaneous                                                       2

       Total expenses                                                    201

       Expenses paid indirectly                                           (1)

       Net expenses                                                      200

     Net investment income                                             1,819

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                                     (1,044)
       Futures                                                            (7)

       Net realized gain (loss)                                       (1,051)

     Change in net unrealized gain or loss
       Securities                                                       (977)
       Futures                                                             1

     Change in net unrealized gain or loss                              (976)

     Net realized and unrealized gain (loss)                          (2,027)

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $     (208)
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                       11/30/99      5/31/99

     Increase (Decrease) in Net Assets

     Operations
       Net investment income                         $    1,819   $    3,662
       Net realized gain (loss)                          (1,051)      (2,881)
       Change in net
       unrealized gain or loss                             (976)      (1,191)

       Increase (decrease) in net
       assets from operations                              (208)        (410)

     Distributions to shareholders
       Net investment income                             (1,820)      (3,654)
       Net realized gain                                   --           (110)

       Decrease in net assets
       from distributions                                (1,820)      (3,764)

     Capital share transactions *
       Shares sold                                       16,706       44,593
       Distributions reinvested                           1,145        2,468
       Shares redeemed                                  (14,272)     (34,894)

       Increase (decrease) in
       net assets from capital
       share transactions                                 3,579       12,167

     Net Assets

     Increase (decrease) during period                    1,551        7,993
     Beginning of period                                 50,822       42,829

     End of period                                   $   52,373   $   50,822
                                                     -----------------------

     *Share information
       Shares sold                                        1,802        4,525
       Distributions reinvested                             124          252
       Shares redeemed                                   (1,533)      (3,570)

       Increase (decrease) in
       shares outstanding                                   393        1,207

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Corporate Income Fund
--------------------------------------------------------------------------------
Unaudited                                                   November 30, 1999

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Corporate Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on October 31, 1995.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At November 30, 1999, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Futures Contracts At November 30, 1999, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,404,000 and $18,751,000, respectively, for the six months ended November 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has capital loss carryforwards for federal income tax purposes of $815,000, all of which expires in 2007. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $53,356,000. Net unrealized loss aggregated $1,970,000 at period-end, of which $419,000 related to appreciated investments and $2,389,000 to depreciated investments.


NOTE4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $13,000 was payable at November 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.80%. Thereafter, through May 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.80%. Pursuant to this agreement, $60,000 of management fees were not accrued by the fund for the six months ended November 30, 1999. Additionally, $320,000 of fees and expenses related to a previous expense limitation are subject to reimbursement through May 31, 2001.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $85,000 for the six months ended November 30, 1999, of which $18,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1999, totaled $52,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond


MONEYMARKET FUNDS!

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Variable Annuity
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Retirement Plans and Resources
--------------------------------------------------------------------------------

Retirement Plans and Resources

     We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees.
     T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.


     IRAs AND QUALIFIED PLANS

     Traditional IRA
     Roth IRA
     Rollover IRA
     SEP-IRA
     SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
     401(k)
     403(b)
     457 Deferred Compensation

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Investment Kits

     The IRA Investing Kit
     Roth IRA Conversion Kit
     Rollover IRA Kit
     The T. Rowe Price SIMPLE IRA Plan Kit
     The T. Rowe Price SEP-IRA Plan
     The Simplified Keogh Plan(registered trademark) From T. Rowe Price
     The T. Rowe Price 401(k) Century Plan(registered trademark) (for small businesses)
     Money Purchase Pension/Profit Sharing Plan Kit
     Investing for Retirement in Your 403(b) Account
     The T. Rowe Price No-Load Variable Annuity Information Kit

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning Analyzer(registered trademark) CD-ROM or diskette $19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity Analyzer(registered trademark) CD-ROM or diskette, free. To order, please call 1-800-469-5304.

Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the
Internet www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.


Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

"T. Rowe Price, Invest With Confidence" (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        F03-051  11/30/99